VANGUARD
PENNSYLVANIA
TAX-FREE FUND

Semiannual Report - May 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                            [PHOTO]
John C. Bogle                                      John J. Brennan
Senior Chairman                                    Chairman & CEO

CONTENTS

    A MESSAGE TO OUR SHAREHOLDERS ..........    1

    THE MARKETS IN PERSPECTIVE .............    3

    REPORT FROM THE ADVISER ................    5

    PERFORMANCE SUMMARIES ..................    7

    PORTFOLIO PROFILES .....................    8

    FINANCIAL STATEMENTS ...................   11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


           Prices of municipal bonds nudged higher during the first half of Vanguard Pennsylvania Tax-Free Fund's 1998 fiscal year, reflecting a slight easing in long-term interest rates and docile inflation. These higher prices, combined with six months of interest income, gave investors in tax-exempt securities a solid return for the half-year ended May 31, 1998.

           In this environment, the +1.7% earned by our Money Market Portfolio and the +3.9% return of our Insured Long-Term Portfolio outpaced the returns of their peers. The adjacent table presents each Portfolio's six-month return as well as those of average competing mutual funds.

---------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 1998
---------------------------------------------------------
MONEY MARKET PORTFOLIO                         +1.7%
Average Pennsylvania Tax-Exempt
  Money Market Fund                            +1.6
---------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                    +3.9%
Average Pennsylvania
  Municipal Bond Fund                          +3.5
---------------------------------------------------------

           The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on an increase in net asset value from $11.27 per share on November 30, 1997, to $11.40 per share on May 31, 1998, adjusted for dividends totaling $0.301 per share paid from net investment income. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. On May 31, the Insured Long-Term Portfolio's yield stood at 4.61%, and the Money Market Portfolio's yield at 3.57%.

THE PERIOD IN REVIEW

A storybook environment that featured solid economic growth, declining interest rates, and well-behaved inflation showed no signs of fading during the half-year. As a result, the six-month period was a good one for bonds and even better for stocks.

           The decline in interest rates was particularly helpful. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

           Yields on high-grade, long-term municipal bonds fell on balance to 5.22% on May 31, down from 5.36% on November 30, 1997. The yield on top-grade (MIG-1) short-term municipal notes declined to 3.65%, from 3.80% six months earlier.

           Despite the good news for bonds, stocks continued to lead the party. The Standard & Poor's 500 Composite Stock Price Index returned +15.1% for the six months, a spectacular return for such a brief period.

           Our low expenses explained the advantage achieved by our Money Market Portfolio, which returned +1.7%, over the average Pennsylvania tax-exempt money market mutual fund, which returned +1.6%.

           The +3.9% total return achieved by the Insured Long-Term Portfolio consisted of a +2.7% income return and a +1.2% capital return that reflected slightly lower interest rates. The Portfolio's performance topped the +3.5% return of the average Pennsylvania municipal bond fund and was a hair ahead of the +3.8% return of the unmanaged Lehman Brothers Municipal Bond Index. This national Index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

           In reviewing the results of the past six months, it's important to remember that the interest rate environment is not always so friendly to bond investors. During periods when interest rates are on the rise, existing bond prices fall and thus diminish, rather than augment, a fund's total return.

           Also, we urge you to keep in mind that our six-month performance accounts for only half of the year's interest income, whereas bond prices react immediately to interest rate changes. However, over time, unpredictable changes in interest rates tend to even out, leaving the rate of interest income as the chief source of long-term bond returns. That's why investors should consider a full year's interest income as part of a semiannual review. Over the twelve months ended May 31, 1998--a period when interest rates generally declined--our Insured Long-Term Portfolio provided a total return of +8.8%, consisting of an income return of +5.6% and a capital return of +3.2%.

           For Vanguard Pennsylvania Tax-Free Fund, our excellent long-term performance is largely a function of two elements: our low expenses and our disciplined management approach. For our shareholders, these factors are significant and durable advantages that we expect to continue. Our Portfolios have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.03% charged by the average long-term state tax-exempt fund and 0.53% for the average state tax-exempt money market fund.

           Our cost advantage allows us to offer a portfolio of higher-quality bonds without compromising the yields earned by our shareholders. Our Insured Long-Term Portfolio invests in bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default. This insurance comes at the cost of slightly lower gross yields, but our lower costs more than make up the difference, thus enabling our Portfolio to provide net returns that are fully competitive with those of uninsured municipal bond portfolios.

IN SUMMARY

While it's enjoyable to bask in the glow of the financial markets' recent stellar performance, it's important to remember that the markets are still subject to cycles. Interest rates cannot--and will not--march lower indefinitely. Nor will stocks sustain their above-average performance forever.

           Given that financial markets are not a one-way street, we reiterate our belief that a balanced portfolio of stock funds, bond funds, and money market funds can help investors "stay the course" toward their investment objectives--no matter what the market environment.

/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

June 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998


The U.S. financial markets turned in another excellent performance during the half- year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

           Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

       The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 1998
                                             -----------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               15.1%        30.7%        22.2%
   Russell 2000 Index                           6.5         21.2         16.1
   MSCI EAFE Index                             16.2         11.4          9.8
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                  4.1%        10.9%         7.1%
   Lehman 10-Year Municipal Bond Index          3.8          9.3          6.9
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                  2.7          5.3          4.9
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         0.8%         1.7%         2.5%
--------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

           Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

           The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

           The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even- stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

           Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

           In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

The uncertainty facing financial markets at the start of Vanguard Pennsylvania Tax- Free Fund's 1998 fiscal year continued throughout the past six months. The U.S. economy displayed surprising strength, which obliged the Federal Reserve Board's Open Market Committee to reinstate a bias toward a tighter monetary policy. Disruptive events in Asia boosted demand for U.S. Treasury securities. The dichotomy between domestic and international forces caused interest rates to trade within a narrow range. Against this backdrop, the prices of municipal bonds remained relatively stable during the six months. The Insured Long-Term Portfolio's total return was 3.9%, while the Money Market Portfolio earned 1.7%.

           During the period, tight labor markets underscored the strength in the domestic economy, which grew at a robust 5.4% annual pace during the January-March quarter. Monthly increases in nonfarm payrolls averaged 277,000 during the first half of our fiscal year, and the nation's unemployment rate dropped to a 28-year low of 4.3% in April and May. On the other hand, economic and political unrest in Asia cast a bit of a shadow on the strong U.S. economy. In Indonesia, riots and protests against the government and economic conditions ultimately forced President Suharto to step down after a 32-year reign. In Japan, economic lethargy persisted, and the yen fell to its lowest level against the U.S. dollar in eight years. Asian investors bought U.S. Treasury securities as a potential safe haven, helping interest rates to fall instead of to rise, as they might otherwise have done in a strong domestic economy.

THE INSURED LONG-TERM PORTFOLIO

Over the fiscal half-year, the yield on the 30-year Treasury bond declined 0.25 percentage point to 5.80%. Rates didn't drop as far for municipal bonds, with the yield on 30-year, AAA-rated bonds declining 0.13 percentage point to 5.05%. Municipal bond yields didn't fall as much as yields on taxable bonds primarily because of an increased supply of new municipals. Municipal issuance for the six months was 50% higher than during the same period a year earlier, thanks partly to a heavy volume of refundings (bonds issued to refinance debt at lower interest rates). Another big factor was a $3.5 billion transaction for the Long Island Power Authority, the largest single new issue in the history of municipal finance.

           Market conditions appear favorable for municipal bonds. Supply should diminish as refunding volume subsides. Moreover, in June and July investors will have an estimated $45 billion to $60 billion of coupon payments and bond redemptions to reinvest, so demand for bonds should be strong in the summer.

           In our last report to you, we discussed the narrowing spread between yields on high- and lower-quality municipals. The decline stemmed both from the overall reduction in bond yields and the growing use of municipal bond insurance to enhance credit quality, which limited the supply of lower-quality, higher-yielding bonds. This compression in quality spreads continued during the first half of fiscal 1998. Nearly half of all newly issued municipal bonds came with insurance that enabled the bonds to secure a top AAA rating. As a result, the yield spread between AAA-rated insured and BBB-rated (low-quality) bonds narrowed to 15 basis points (0.15 percentage point). In short, investors were taking substantially greater credit risk to earn a very modest incremental yield. It is difficult to predict when this trend will reverse, but when it does, prices of low-quality bonds will decline relative to prices of high-quality insured bonds. Your Insured Long-Term Portfolio is positioned to benefit from such a reversal. The Portfolio maintains top overall credit quality through a combination of insured and AA-rated municipal bonds. Our low expense ratio and the Portfolio's high credit quality offer shareholders an unbeatable combination of minimal credit risk and consistent, above-average performance relative to our competitors.

THE MONEY MARKET PORTFOLIO

The economic drama that unfolded throughout the first half of the fiscal year triggered a 7-basis-point decline in yields on 1-year Treasury bills, which finished the period with a 5.42% yield. Concurrently, yields on 1-year municipals fell 6 basis points to conclude the period at 3.75%. With the domestic economy's strength offset somewhat by ongoing economic uncertainties abroad, the Money Market Portfolio is positioned neutrally in terms of its average maturity. In addition to economic forces, two issues had a significant impact on the short-term municipal securities market.

           The first issue was the adoption by the Securities and Exchange Commission of amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market portfolios. The changes were designed to tighten regulation of money market funds and improve the likelihood that the funds will retain a stable net asset value. Because Vanguard's tax-exempt money market portfolios have been and will continue to be managed conservatively with a focus on high quality, the impact of these amendments should be minimal for our shareholders. However, some of our competitors operate with lower quality standards, and may have to alter their approach to fund management.

           The second issue was the onset of heavy share redemptions during April and May, a seasonal outflow as shareholders paid personal income taxes. The sector of the mutual fund market that includes state-specific money market portfolios lost $4.1 billion in assets, or 6.5% of the total, during tax season, according to IBC Financial Data. As funds sold securities to provide cash for share redemptions, an overabundance of supply in the short-term market was created. This excess supply caused a spike in yields during late April and much of May. We took advantage of this rise in yields to selectively purchase securities with maturity dates other than early July, when a seasonal lack of supply is expected to push yields lower. We also used this buying opportunity to further diversify the Portfolio and enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 15, 1998

INVESTMENT PHILOSOPHY
The adviser believes that each Portfolio, while operating with stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.

PERFORMANCE SUMMARIES


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 13, 1988-MAY 31, 1998
----------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1988          0.0%        2.5%        2.5%          2.5%
1989          0.0         6.4         6.4           6.4
1990          0.0         5.9         5.9           5.9
1991          0.0         4.6         4.6           4.6
1992          0.0         3.0         3.0           2.9
1993          0.0         2.4         2.4           2.2
1994          0.0         2.6         2.6           2.4
1995          0.0         3.7         3.7           3.5
1996          0.0         3.4         3.4           3.1
1997          0.0         3.5         3.5           3.2
1998**        0.0         1.7         1.7           1.6
----------------------------------------------------------

* Average Pennsylvania Tax-Exempt Money Market Fund.

**Six months ended May 31, 1998.

See Financial Highlights table on page 22 for dividend information for the past five years.

INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1998
----------------------------------------------------------
               INSURED LONG-TERM PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1986           3.0%       4.7%         7.7%         8.1%
1987          -9.9        6.6         -3.3         -0.2
1988           4.5        7.5         12.0         10.6
1989           4.7        7.5         12.2         11.0
1990           0.3        7.0          7.3          7.7
1991           2.8        6.9          9.7         10.3
1992           5.0        6.7         11.7         10.0
1993           5.8        6.1         11.9         11.1
1994         -10.7        5.3         -5.4         -5.2
1995          12.0        6.5         18.5         18.9
1996           0.2        5.6          5.8          5.9
1997           0.7        5.5          6.2          7.2
1998**         1.2        2.7          3.9          3.8
----------------------------------------------------------

* Lehman Municipal Bond Index.

**Six months ended May 31, 1998.

See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*

---------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                          INCEPTION                                ----------------------------------
                                            DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                    6/13/1988     3.50%        3.16%         0.00%**      3.97%**      3.97%**
Insured Long-Term Portfolio               4/7/1986      9.90         6.59          2.16         6.36         8.52
---------------------------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

PORTFOLIO PROFILE
Money Market Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
------------------------------------------
Yield                                 3.6%
Average Maturity                   25 days
Average Quality                      MIG-1
Expense Ratio                       0.21%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
MIG-1/SP-1+                               56.3%
A-1/P-1                                   40.6
AAA/AA                                     3.1
A                                          0.0
-----------------------------------------------
Total                                    100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------
Number of Issues                                 245
Yield                                           4.6%
Yield to Maturity                               4.6%
Average Coupon                                  5.7%
Average Maturity                           9.0 years
Average Quality                                  AAA
Average Duration                           6.4 years
Expense Ratio                                 0.20%*
Cash Reserves                                   1.2%

*Annualized.

INVESTMENT FOCUS
-----------------
[GRAPH]

VOLATILITY MEASURES
------------------------------------------------------
                     INSURED LONG-TERM          LEHMAN
                             PORTFOLIO          INDEX*
------------------------------------------------------
R-Squared                         0.98            1.00
Beta                              1.01            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                       98.3%
AA                                         1.7
A                                          0.0
BBB                                        0.0
BB                                         0.0
B                                          0.0
Not Rated                                  0.0
-----------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         6.6%
1-5 Years                           28.5
5-10 Years                          29.8
10-20 Years                         26.8
20-30 Years                          5.6
Over 30 Years                        2.7
-----------------------------------------
Total                              100.0%

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values. .

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                               COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-------------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO VRDO                                           3.80%     6/4/1998         $    4,775    $    4,775
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)     3.60%     6/4/1998 LOC         30,430        30,430
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp.)                                          3.80%     6/3/1998 LOC         27,700        27,700
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny Health Educ. & Research)                                3.80%     6/3/1998 LOC         20,350        20,350
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp.-Pittsburgh)                                      3.65%     6/4/1998 (1)         24,050        24,050
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Presbyterian Univ. Health System)                                 3.80%     6/4/1998 (1)          8,410         8,410
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Presbyterian Univ. Health System)                                 3.80%     6/4/1998 LOC          3,025         3,025
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Saint Francis Health System)                                      3.90%     6/4/1998 LOC         11,000        11,000
Allegheny County PA Hosp. Dev. Auth. VRDO
   (South Hills Health System)                                        3.85%     6/3/1998 LOC          8,400         8,400
Allegheny County PA PCR CP PUT (Duquesne Light Co.)                   3.60%    1/27/1999             11,500        11,500
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.55%     7/8/1998 LOC         17,950        17,950
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.55%    7/14/1998 LOC          5,000         5,000
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.80%     6/1/1998 LOC         13,400        13,400
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                    3.85%     6/3/1998 LOC         10,600        10,600
Berks County PA IDA CP (Citizens Utility Co.)                         3.65%    7/16/1998              4,200         4,200
Chester County PA IDA VRDO (Archdiocese of Philadelphia)              4.00%     6/2/1998 LOC         24,800        24,800
Cumberland County PA Muni. Auth. PUT (Dickinson College)              3.75%    11/2/1998 LOC         13,310        13,310
Dallastown Area School Dist. GO VRDO                                  3.93%     6/4/1998 (3)         18,450        18,450
Dauphin County PA General Auth. Hosp. Rev. VRDO
   (Reading Hosp. & Medical Center)                                   3.90%     6/3/1998             12,800        12,800
Delaware County PA IDA Airport Fac. Rev. VRDO
   (United Parcel Service)                                            3.95%     6/2/1998             55,600        55,600
Delaware County PA IDA PCR CP (PECO)                                  3.55%    7/14/1998 (3)          6,300         6,300
Delaware County PA IDA PCR CP (PECO)                                  3.60%    9/11/1998             11,200        11,200

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                               COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Delaware County PA IDA PCR CP (PECO)                                  3.65%     6/1/1998 (3)     $    9,300    $    9,300
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                4.00%     6/2/1998              4,700         4,700
Delaware County PA IDA PCR VRDO (PECO)                                3.95%     6/2/1998 LOC          1,025         1,025
Delaware County PA IDA Rev. VRDO (General Electric Capital Corp.)     3.80%     6/3/1998             22,500        22,500
Delaware County PA IDA Solid Waste Rev. VRDO
   (Scott Paper Co. Project)                                          3.80%     6/3/1998 LOC         72,105        72,105
Emmaus PA General Auth. Local Govt. Rev. VRDO                         3.95%     6/3/1998            110,000       110,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Avon Grove School Dist.)                                          3.90%     6/3/1998 LOC         19,800        19,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Colonial School Dist.)                                            3.90%     6/3/1998 LOC          8,200         8,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Council Rock School Dist.)                                        3.95%     6/3/1998 LOC         10,000        10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (East Penn School Dist.)                                           3.90%     6/3/1998 LOC         13,000        13,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (East Stroudsburg)                                                 3.95%     6/1/1998             10,000        10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Lower Merion School Dist.)                                        3.90%     6/3/1998 LOC         15,000        15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Methacton School Dist.)                                           3.95%     6/3/1998 LOC         13,000        13,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Nazareth PA Area School Dist.)                                    3.95%     6/3/1998 LOC         10,000        10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Nazareth PA Area School Dist.)                                    4.00%     6/3/1998 LOC          8,700         8,700
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Oxford Area School Dist.)                                         3.90%     6/3/1998 LOC          7,900         7,900
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Pottsgrove School Dist.)                                          3.95%     6/3/1998 LOC          5,400         5,400
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Upper Merion School Dist.)                                        3.90%     6/3/1998 LOC         10,000        10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO (West Allegheny)        3.95%     6/3/1998 LOC         15,000        15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (West Chester Area School Dist.)                                   3.95%     6/3/1998 LOC         10,000        10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Wissahickon School Dist.)                                         3.90%     6/3/1998 LOC         10,000        10,000
Geisinger Health System Auth. of Pennsylvania VRDO
   (Geisinger Health System)                                          4.00%     6/2/1998             36,000        36,000
Lehigh County PA Auth. Rev. VRDO (Lehigh Valley Hosp.)                3.95%     6/2/1998 (2)         10,700        10,700
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)        4.02%     6/4/1998 (1)          3,200         3,200
Mercerburg Borough PA Auth. VRDO (Mercerburg College)                 3.85%     6/3/1998              7,500         7,500
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                          4.25%     6/1/1998 (2)          2,905         2,905
Montgomery County PA IDA PCR CP (PECO)                                3.45%    9/11/1998 LOC          7,000         7,000
Montgomery County PA IDA PCR CP (PECO)                                3.50%    7/14/1998 LOC          4,350         4,350
Montgomery County PA IDA PCR CP (PECO)                                3.50%    8/14/1998 LOC          8,000         8,000
Montgomery County PA VRDO                                             3.80%     6/3/1998              1,400         1,400
Northampton County PA IDA VRDO (Citizens Utility Co.)                 3.95%     6/3/1998              8,375         8,375
Northeastern PA Hosp. & Educ. Auth. VRDO
   (Wyoming Valley Health Care Obligated Group)                       3.85%     6/3/1998 (2)         49,100        49,100
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)        3.50%    6/24/1998 (1)         10,300        10,300
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)        3.55%    7/13/1998 (1)         14,800        14,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)        3.55%    7/14/1998              4,900         4,900
Pennsylvania GO                                                       4.50%     3/1/1999              8,600         8,654
Pennsylvania GO                                                       5.00%   10/15/1998              9,690         9,736
Pennsylvania GO CP                                                    3.40%     6/1/1998              5,000         5,000
Pennsylvania Higher Educ. Assistance Agency
   Student Loan Rev. VRDO                                             4.00%     6/3/1998 LOC        103,100       103,100
Pennsylvania Higher Educ. Assistance Agency
   Student Loan Rev. VRDO                                             3.95%     6/4/1998 LOC         20,000        20,000
Pennsylvania Higher Educ. Fac. Auth. VRDO (Allegheny College)         3.95%     6/3/1998 LOC          3,000         3,000

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)     4.00%     6/2/1998           $ 11,350    $   11,350
Pennsylvania Higher Educ. Fac. Auth. VRDO (Temple Univ.)              4.00%     6/2/1998 LOC         40,300        40,300
Pennsylvania Higher Educ. Fac. Auth. VRDO (Univ. of Pennsylvania )    3.80%     6/3/1998            111,300       111,300
Pennsylvania Intergovernmental Cooperative Auth.                      5.00%    6/15/1998 (3)         30,550        30,564
Pennsylvania Intergovernmental Cooperative Auth.                      5.60%    6/15/1998 (3)(ETM)     1,000         1,001
Pennsylvania State Univ. Notes                                        4.50%    3/30/1999             14,800        14,907
Pennsylvania TAN                                                      4.50%    6/30/1998             82,750        82,801
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. PUT
   (Pennsylvania Hosp.)                                               3.95%     7/1/1998 (3)         24,200        24,200
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. of Philadelphia)                                 4.00%     6/2/1998             10,500        10,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. of Philadelphia)                                 4.00%     6/2/1998              2,500         2,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Pennsylvania Hosp.)                                               3.90%     6/3/1998 (3)         28,400        28,400
Philadelphia PA IDA VRDO                                              4.00%     6/2/1998 LOC          4,000         4,000
Philadelphia PA  School Dist.                                         6.60%     7/1/1998 (ETM)        4,815         4,826
Philadelphia PA Water & Waste Water Rev. PUT                          3.82%     8/5/1998 (1)         37,000        37,000
St. Mary's Hosp. PA VRDO (Catholic Health Initiatives)                3.90%     6/3/1998             23,100        23,100
Sayre PA Health Care Fac. Auth. VRDO                                  3.75%     6/3/1998 (2)        110,305       110,305
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
   (Mercy Health System)                                              3.85%     6/3/1998              6,500         6,500
Temple Univ. PA Higher Educ.                                          3.78%    5/14/1999              5,000         5,000
Temple Univ. PA Higher Educ.                                          4.50%    5/14/1999             13,500        13,593
Univ. of Pittsburgh PA Higher Educ. VRDO                              3.60%     6/4/1998 LOC         37,000        37,000
Univ. of Pittsburgh PA Refunding Rev.                                 4.50%     6/1/1998 (1)          2,400         2,400
York County PA IDA PCR VRDO (PECO)                                    3.90%     6/2/1998 LOC          1,840         1,840
York County PA IDA PCR VRDO (Public Service Electric & Gas)           3.80%     6/3/1998 (1)          5,200         5,200
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                      3.80%     6/3/1998              3,300         3,300
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,658,787)                                                                                            1,658,787
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               18,970
Liabilities                                                                                                        (4,837)
                                                                                                               -----------
                                                                                                                   14,133
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 1,672,972,238 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                     $1,672,920
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 19.

--------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,672,971        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                         (51)          --
 Unrealized Appreciation                                                                                  --           --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,672,920        $1.00
==========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.7%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.00%     1/1/2017 (1)          $12,205     $  12,016
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.00%     1/1/2019 (1)           13,250        12,999
Allegheny County PA GO                                                0.00%     5/1/2003 (2)           12,315         9,940
Allegheny County PA GO                                                5.00%    10/1/2008 (3)            5,955         6,151
Allegheny County PA GO                                                5.10%    10/1/2009 (3)            1,760         1,821
Allegheny County PA GO                                                5.15%    10/1/2010 (3)            6,570         6,782
Allegheny County PA GO                                                6.00%     5/1/2010 (2)            3,030         3,256
Allegheny County PA GO                                                6.00%     5/1/2012 (2)            3,000         3,219
Allegheny County PA Hosp. Dev. Auth. Rev. (Catholic Health East)      5.25%   11/15/2013 (2)            1,000         1,021
Allegheny County PA Hosp. Dev. Auth. Rev. (Magee Women's Hosp.)       6.00%    10/1/2010 (3)            4,235         4,810
Allegheny County PA Hosp. Dev. Auth. Rev. (Mercy Hosp.)               6.75%     4/1/2001 (2)(Prere.)    4,500         4,903
Allegheny County PA Hosp. Dev. Auth. Rev.
   (Presbyterian Univ. Health System)                                 6.00%    11/1/2012 (1)            3,000         3,188
Allegheny County PA Hosp. Dev. Auth. Rev.
   (Presbyterian Univ. Health System)                                7.125%     7/1/1999 (1)(Prere.)    6,835         7,207
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Presbyterian Univ. Health System)                                 3.80%     6/4/1998 (1)            1,700         1,700
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)       5.60%     4/1/2017 (1)            2,000         2,092
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%    12/1/2013 (3)           19,000        19,526
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%    12/1/2016 (3)           23,665        24,236
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%    12/1/2019 (1)           20,000        21,825
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.25%    12/1/2014 (1)            9,660        10,737
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.50%    12/1/2011 (3)            8,000         8,575
Altoona PA Water Rev. Auth.                                           6.50%    11/1/2004 (3)(Prere.)   19,790        22,631
Altoona PA Water Rev. Auth.                                           6.50%    11/1/2019 (3)              210           236
Beaver County PA IDA PCR (Ohio Edison)                                7.00%     6/1/2021 (3)           22,715        24,679
Beaver County PA IDA PCR (Ohio Edison)                                7.10%     6/1/2018 (3)            5,000         5,356
Berks County PA GO                                                    0.00%   11/15/2013 (3)(ETM)       7,250         3,338
Berks County PA GO                                                    0.00%   11/15/2014 (3)(ETM)       8,615         3,742
Berks County PA GO                                                    0.00%   11/15/2015 (3)(ETM)       6,250         2,559
Berks County PA GO                                                    5.75%   11/15/2012 (3)            7,750         8,147
Berks County PA Hosp. Rev. (Reading Hosp.)                            5.70%    10/1/2014 (1)            4,500         4,928
Berks County PA Hosp. Rev. (Reading Hosp.)                            6.10%    10/1/2023 (1)           16,500        18,024
Bethlehem PA Area School Dist. GO                                    5.375%     9/1/2009 (3)            5,855         6,202
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                      6.50%     7/1/2022 (2)            8,500         9,263
Boyertown PA Area School Dist. GO                                     6.10%     3/1/2015 (2)            6,000         6,464
Butler County PA GO                                                   6.00%    7/15/2012 (3)            5,185         5,501
Center City Philadelphia PA Business Improvement                      5.50%    12/1/2015 (2)            6,955         7,226
Center Township PA Sewer Auth. Rev.                                   5.50%    4/15/2011 (1)            2,375         2,470
Central Dauphin PA School Dist. GO                                    0.00%     6/1/2004 (2)            4,800         3,685
Central Greene PA School Dist.                                        6.50%    8/15/2004 (1)(Prere.)    5,500         6,198
Chester County PA Health & Educ. Fac. Auth. Rev.
   (Chester County Hosp.)                                            5.875%     7/1/2016 (1)            7,870         8,392
Chester County PA Health & Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                         5.125%    5/15/2018 (2)           12,445        12,254
Chester County PA Health & Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.25%    5/15/2022 (2)           35,555        35,267
Coatesville PA School Dist. GO                                        5.75%     4/1/2015 (4)           10,080        10,755
Cornwall Lebanon PA Suburban Joint School Dist. GO                   5.875%     3/1/2014 (3)            5,635         6,012
Cornwall Lebanon PA Suburban Joint School Dist. GO                    5.90%     3/1/2011 (3)            3,270         3,494
Corry PA Area School Dist. GO                                         5.50%   12/15/2010 (1)            4,000         4,144
Dauphin County PA General Auth. Rev. (West Pennsylvania Hosp.)        5.50%     7/1/2013 (1)            5,000         5,144
Delaware County PA Auth. College Rev. (Haverford College)             5.40%   11/15/2013 (1)            1,750         1,801
Delaware County PA Auth. Rev. (Catholic Health East)                  5.25%   11/15/2012 (2)            3,435         3,530
Delaware County PA Auth. Rev. (Catholic Health East)                  5.25%   11/15/2013 (2)            4,665         4,763
Delaware County PA Auth. Rev. (Villanova Univ.)                       5.00%    12/1/2028 (1)           26,885        26,147
Delaware County PA Hosp. Auth. Rev.
   (Delaware County Memorial Hosp.)                                   5.50%    8/15/2013 (1)           12,000        12,528
Delaware County PA Hosp. Auth. Rev.
   (Delaware County Memorial Hosp.)                                  7.125%    8/15/1999 (1)(Prere.)    5,160         5,459

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
                                                                     COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Delaware County PA Hosp. Auth. Rev.
   (Delaware County Memorial Hosp.)                                   7.20%    8/15/1999 (1)(Prere.)   $ 8,000     $   8,471
Delaware River Joint Toll Bridge Comm. Pennsylvania &
   New Jersey Rev.                                                    6.00%     7/1/2018 (3)             3,040         3,196
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.50%     1/1/2026 (3)            21,450        22,110
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              6.50%     1/1/2009 (2)             4,500         4,570
Delaware River Port Auth. Pennsylvania & New Jersey Rev.             7.375%     1/1/2007 (2)            13,500        14,039
Dover Township PA Sewer Auth. Rev.                                    5.50%    11/1/2017 (1)             2,235         2,306
Dover Township PA Sewer Auth. Rev.                                    5.55%    11/1/2022 (1)             4,000         4,128
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)            6.125%     7/1/2013 (1)             3,900         4,196
Erie PA School Dist. GO                                               0.00%     9/1/2010 (4)             5,665         3,149
Erie PA School Dist. GO                                               0.00%     9/1/2011 (4)             5,780         3,023
Erie PA School Dist. GO                                               0.00%     9/1/2013 (4)             2,780         1,293
Erie PA School Dist. GO                                               0.00%     9/1/2016 (4)             5,785         2,258
Fort LeBoeuf PA School Dist. GO                                       5.80%     1/1/2013 (1)             5,500         5,875
Garnet Valley PA School Dist. GO                                      5.70%     4/1/2011 (2)             3,000         3,125
Greensburg Salem PA School Dist. GO                                   6.45%    9/15/2018 (1)             7,500         8,089
Hazleton PA Area School Dist. GO                                      5.50%     3/1/2011 (3)             3,740         4,017
Hazleton PA Area School Dist. GO                                      5.75%     3/1/2012 (3)             3,945         4,336
Hazleton PA Area School Dist. GO                                      5.75%     3/1/2003 (3)(Prere.)    11,875        12,784
Hazleton PA Area School Dist. GO                                      6.00%     3/1/2016 (3)            18,245        20,443
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)    6.60%    4/15/2010 (1)             4,940         5,327
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)    6.70%    4/15/2012 (1)             4,000         4,329
Lancaster PA School Dist. GO                                         5.375%    2/15/2017 (3)             5,590         5,685
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Health Network)                                     5.00%     7/1/2028 (1)            15,905        15,329
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Hosp.)                                             5.625%     7/1/2025 (1)            10,000        10,355
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Hosp.)                                              5.70%     7/1/2010 (1)             3,905         4,184
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Hosp.)                                              7.00%     7/1/2016 (1)             4,415         5,428
Lehigh County PA GO                                                   6.00%   10/15/1999 (2)(Prere.)     1,000         1,030
Lewisburg PA Area School Dist. GO                                     6.20%     6/1/2002 (1)(Prere.)     3,500         3,769
Lewisburg PA Area School Dist. GO                                     6.25%     6/1/2002 (1)(Prere.)     3,685         3,975
Ligonier Valley PA School Dist. GO                                    6.00%     3/1/2019 (1)             6,000         6,547
Lycoming County PA College Auth. Rev.
   (Pennsylvania College of Technology)                               5.40%    11/1/2008 (2)             6,000         6,225
Manheim PA Central School Dist. GO                                    6.85%     3/1/2008 (3)             2,705         2,891
Mars PA Area School Dist. GO                                          6.25%     9/1/2004 (3)(Prere.)     4,000         4,447
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2004 (1)             1,040           787
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2005 (1)             1,050           755
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2006 (1)             2,015         1,378
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2007 (1)             2,080         1,353
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2008 (1)             2,270         1,407
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2009 (1)             2,020         1,186
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2010 (1)             1,840         1,019
McKeesport PA Area School Dist. GO                                    0.00%    10/1/2011 (1)             1,835           956
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                          5.00%     6/1/2008 (2)             1,250         1,288
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                          5.00%     6/1/2028 (2)             8,660         8,347
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                          6.00%     6/1/2022 (2)            10,160        10,866
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                          6.10%     6/1/2012 (2)             5,000         5,442
Montgomery County PA IDA PCR (PECO)                                   6.70%    12/1/2021 (1)            12,000        13,065
Mount Lebanon PA Hosp. Dev. Auth. Rev. (St. Clair Memorial Hosp.)     6.25%     7/1/2006 (3)             9,250        10,390
Nazareth PA School Dist. GO                                           5.50%   11/15/2015 (2)             1,500         1,545
Neshaminy PA School Dist. GO                                          5.70%    2/15/2014 (3)             8,795         9,340
Neshaminy PA School Dist. GO                                          6.30%    8/15/2002 (3)(Prere.)    10,000        10,842

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
North Hills PA School Dist. GO                                        5.25%   11/15/2017 (3)           $ 7,440      $  7,512
North Penn PA Water Auth. Rev.                                       6.125%    11/1/2010 (3)             5,140         5,539
North Wales PA Water Auth. Rev.                                       5.25%    11/1/2019 (3)            12,350        12,387
North Wales PA Water Auth. Rev.                                      6.125%    11/1/2002 (3)(Prere.)    11,300        12,027
North Wales PA Water Auth. Rev.                                       6.25%    11/1/2004 (3)(Prere.)     2,300         2,520
Northampton County PA Higher Educ. Auth. Rev. (Lehigh Univ.)          7.10%   11/15/2009 (1)             7,035         7,484
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                 6.25%     1/1/2019 (1)            10,000        10,825
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                7.875%     1/1/2019 (5)               285           297
Northampton County PA IDA PCR (Central Metro. Edison)                 6.10%    7/15/2021 (1)             4,410         4,830
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)     5.25%     1/1/2016 (2)             6,560         6,597
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)     5.25%     1/1/2026 (2)             5,350         5,342
Northumberland County PA Commonwealth Lease Rev.                      6.25%   10/15/2001 (1)(Prere.)    13,600        14,548
Owen J. Roberts School Dist. PA GO Rev.                              5.375%    5/15/2018 (1)             4,565         4,644
Penn Hills PA GO                                                      5.80%    12/1/2002 (2)(Prere.)    11,735        12,548
Penn Trafford PA School Dist. GO                                      5.85%     5/1/2014 (1)             2,435         2,644
Pennsylvania Convention Center Auth. Rev.                             0.00%     9/1/2004 (3)(ETM)        5,000         3,808
Pennsylvania Convention Center Auth. Rev.                             6.00%     9/1/2019 (3)(ETM)       12,600        14,039
Pennsylvania Convention Center Auth. Rev.                             6.70%     9/1/2016 (3)(ETM)       19,150        22,706
Pennsylvania GO                                                      5.125%    3/15/2017 (2)             7,990         8,013
Pennsylvania GO                                                      5.375%    5/15/2010 (3)            13,800        14,622
Pennsylvania GO                                                      5.375%    5/15/2012 (3)            16,570        17,318
Pennsylvania GO                                                      5.375%    5/15/2014 (3)            14,000        14,504
Pennsylvania GO                                                      5.375%    5/15/2016 (3)             5,000         5,135
Pennsylvania Higher Educ. Auth. Rev.
   (Allegheny/Delaware Valley Obligated Group)                        5.50%   11/15/2008 (1)             2,000         2,140
Pennsylvania Higher Educ. Auth. Rev.
   (Allegheny/Delaware Valley Obligated Group)                       5.875%   11/15/2016 (1)            20,000        21,462
Pennsylvania Higher Educ. Auth. Rev.
   (Allegheny/Delaware Valley Obligated Group)                       5.875%   11/15/2021 (1)             9,545        10,170
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)             5.625%    12/1/2014 (1)             2,200         2,338
Pennsylvania Higher Educ. Auth. Rev. (Hahnemann Univ.)               7.200%     7/1/1999 (1)(Prere.)     1,400         1,478
Pennsylvania Higher Educ. Auth. Rev. (College and Univ.)              7.20%     1/1/2004 (2)             2,165         2,171
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                   6.50%     4/1/2021 (1)             6,000         6,452
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.40%    6/15/2009 (3)             2,700         2,846
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.50%    6/15/2010 (3)             3,700         3,909
Pennsylvania Intergovernmental Cooperative Auth. Rev.                5.625%    6/15/2013 (3)             2,605         2,738
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 6.00%    6/15/2006 (3)             1,200         1,326
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 6.75%    6/15/2005 (3)(Prere.)    23,050        26,526
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 7.00%    6/15/2005 (3)(Prere.)     2,250         2,620
Pennsylvania Turnpike Comm. Rev.                                      5.50%    12/1/2017 (3)+           16,000        16,368
Pennsylvania Turnpike Comm. Rev.                                      5.75%    12/1/2012 (2)            10,000        10,685
Pennsylvania Turnpike Comm. Rev.                                      6.00%     6/1/2015 (1)            28,800        30,657
Pennsylvania Turnpike Comm. Rev.                                      6.05%     6/1/1998 (1)             1,000         1,000
Pennsylvania Turnpike Comm. Rev.                                      6.25%     6/1/2011 (2)            14,390        15,418
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    6.00%    12/1/2019 (2)             7,450         8,120
Philadelphia PA Airport Rev.                                          5.75%    6/15/2010 (3)             4,440         4,830
Philadelphia PA Gas Works Rev.                                        6.00%    5/15/2012 (2)            14,250        14,957
Philadelphia PA Gas Works Rev.                                        6.75%     1/1/2015 (2)            13,930        14,427
Philadelphia PA Gas Works Rev.                                        7.25%     1/1/2010 (2)            10,085        10,475
Philadelphia PA GO                                                    5.00%    5/15/2020 (1)            12,650        12,353
Philadelphia PA GO                                                    6.00%   11/15/2010 (3)             2,810         3,068
Philadelphia PA GO                                                    6.00%   11/15/2011 (3)             3,025         3,297
Philadelphia PA GO                                                    6.00%   11/15/2012 (3)             3,355         3,657
Philadelphia PA GO                                                    6.00%   11/15/2013 (3)             1,885         2,049
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                         5.125%    5/15/2018 (2)             5,700         5,605
Philadelphia PA Muni. Auth. Lease Rev.                                5.55%   11/15/2008 (3)             3,040         3,219
Philadelphia PA Muni. Auth. Lease Rev.                                5.60%   11/15/2009 (3)             2,100         2,219
Philadelphia PA Muni. Auth. Justice Lease Rev.                        7.10%   11/15/2005 (1)             3,000         3,336
Philadelphia PA Parking Auth. Rev.                                    5.40%     9/1/2011 (2)             4,520         4,734
Philadelphia PA Parking Auth. Rev.                                    5.40%     9/1/2012 (2)             5,990         6,223

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
                                                                     COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Parking Auth. Rev.                                    5.40%     9/1/2015 (2)           $ 6,350     $   6,510
Philadelphia PA Parking Auth. Rev.                                    5.50%     9/1/2018 (2)             4,250         4,368
Philadelphia PA Parking Auth. Rev.                                   7.375%     9/1/1998 (2)(Prere.)    12,065        12,415
Philadelphia PA School Dist. GO                                       0.00%     7/1/2001 (2)            11,750        10,319
Philadelphia PA School Dist. GO                                       5.25%     4/1/2017 (2)             5,470         5,489
Philadelphia PA School Dist. GO                                       5.50%     9/1/2015 (2)             5,000         5,157
Philadelphia PA School Dist. GO                                       5.50%     9/1/2018 (2)             4,000         4,096
Philadelphia PA School Dist. GO                                       5.50%     9/1/2025 (2)            15,000        15,437
Philadelphia PA School Dist. GO                                       5.85%     7/1/2009 (1)             3,500         3,777
Philadelphia PA Water & Waste Water Rev.                              5.25%     8/1/2010 (2)             5,660         5,903
Philadelphia PA Water & Waste Water Rev.                              5.50%     8/1/2014 (1)            12,900        13,340
Philadelphia PA Water & Waste Water Rev.                              5.60%     8/1/2018 (1)             5,920         6,118
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2011 (1)             3,750         4,308
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2010 (3)            33,865        41,210
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2011 (3)            35,685        43,581
Pine Richland School Dist. PA GO                                      5.50%     9/1/2019 (4)             3,430         3,517
Pittsburgh PA GO                                                      5.20%     9/1/2006 (2)             1,175         1,235
Pittsburgh PA GO                                                      5.30%     9/1/2007 (2)             1,000         1,060
Pittsburgh PA GO                                                      5.50%     9/1/2014 (2)            10,500        11,285
Pittsburgh PA GO                                                      6.25%     9/1/2016 (1)            11,030        11,861
Pittsburgh PA Public Parking Auth. Rev.                              5.875%    12/1/2012 (3)             8,200         8,814
Pittsburgh PA Water & Sewer System Rev.                               5.60%     9/1/2005 (3)(Prere.)     5,000         5,417
Pittsburgh PA Water & Sewer System Rev.                               7.25%     9/1/2014 (3)(ETM)       25,210        31,011
Pittsburgh PA Water & Sewer System Rev.                              7.625%     9/1/2004 (3)(ETM)        5,370         6,148
Pocono Mountain PA School Dist. GO                                    5.75%    10/1/2009 (2)             6,000         6,298
Reading PA GO                                                        5.875%   11/15/2012 (2)            18,000        19,087
St. Mary's Hosp. Auth. Langhorne PA Rev. (Franciscan Health System)   7.00%     7/1/2009 (5)             1,000         1,050
St. Mary's Hosp. Auth. Langhorne PA Rev. (Franciscan Health System)   7.00%     7/1/2013 (5)             5,050         5,294
St. Mary's Hosp. Auth. Langhorne PA Rev. (Franciscan Health System)   7.00%    6/15/2015 (5)             1,770         1,855
Sayre PA Health Care Fac. Auth. Rev. (Guthrie Health Care System)     7.00%     3/1/2011 (2)             2,000         2,165
Sayre PA Health Care Fac. Auth. VRDO                                  3.75%     6/3/1998 (2)             3,800         3,800
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
   (Mercy Health System)                                             5.625%     1/1/2016 (1)             5,490         5,765
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
   (Mercy Health System)                                              5.70%     1/1/2023 (1)             9,205         9,632
Seneca PA Valley School Dist. GO                                      5.50%     7/1/2014 (3)             9,965        10,485
Seneca PA Valley School Dist. GO                                      5.75%     7/1/2010 (3)             4,000         4,246
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)              5.625%     7/1/2010 (6)+            2,300         2,514
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)               5.75%     7/1/2018 (6)             7,000         7,540
Southeastern PA Transp. Auth. Rev.                                   5.375%     3/1/2017 (3)             2,500         2,554
Southeastern PA Transp. Auth. Rev.                                   5.375%     3/1/2022 (3)             5,825         5,927
Southeastern PA Transp. Auth. Rev.                                    5.45%     3/1/2011 (3)             3,730         3,946
Southwestern PA School Dist. GO                                       6.40%    6/15/2002 (3)(Prere.)     3,825         4,215
Spring-Ford PA Area School Dist. GO                                   6.50%     2/1/2004 (2)(Prere.)     8,260         9,373
Univ. of Pittsburgh PA                                                5.25%     6/1/2017 (3)             6,995         7,071
Univ. of Pittsburgh PA                                                5.50%     6/1/2010 (1)             5,285         5,673
Univ. of Pittsburgh PA                                                5.50%     6/1/2014 (1)            12,620        13,236
Univ. of Pittsburgh PA                                               6.125%     6/1/2002 (1)(Prere.)    25,025        27,305
Univ. of Pittsburgh PA                                               6.125%     6/1/2021 (1)            13,545        14,612
Univ. of Pittsburgh PA                                                6.25%     6/1/2002 (1)(Prere.)     2,760         3,024
Univ. of Pittsburgh PA                                                6.25%     6/1/2012 (1)             1,490         1,614
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)              5.875%   12/15/2009 (2)            22,000        23,698
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)              6.75%     7/1/2012 (2)            10,000        10,652
West Allegheny PA School Dist. GO                                     6.25%     2/1/2014 (2)             6,155         6,579
West Jefferson Hills PA School Dist. GO                               5.90%     8/1/2010 (3)             3,160         3,341
West Jefferson Hills PA School Dist. GO                               5.95%     8/1/2014 (3)             7,180         7,602
West Mifflin PA School Dist. GO                                       5.35%    2/15/2009 (3)             1,555         1,628
West Mifflin PA School Dist. GO                                      5.625%    2/15/2015 (3)             7,000         7,292
Westmoreland County PA Auth. Rev.                                    6.125%     7/1/2017 (1)(ETM)        8,205         9,212
York County PA Hosp. Auth. Rev. (York Hosp.)                          5.25%     7/1/2017 (2)             3,500         3,514
York County PA Hosp. Auth. Rev. (York Hosp.)                          5.25%     7/1/2023 (2)             8,675         8,663

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
York County PA Solid Waste & Refuse Auth.  Rev.                       5.50%    12/1/2013 (3)        $ 6,750    $    7,270
York County PA Solid Waste & Refuse Auth.  Rev.                       5.50%    12/1/2014 (3)          4,050         4,347
York PA City Sewer Auth.  Rev.                                        0.00%    12/1/2012 (1)          3,235         1,569
                                                                                                               -----------
                                                                                                                1,746,024
                                                                                                               -----------
NONINSURED (4.1%)
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp.)                                          3.80%     6/3/1998 LOC          1,300         1,300
Delaware County PA Hosp. Auth. VRDO
   (Crozier-Chester Medical Center)                                   3.90%     6/3/1998 LOC          2,000         2,000
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                4.00%     6/2/1998              4,000         4,000
Lancaster PA Higher Educ. Fac. Auth. VRDO
   (Franklin & Marshall College)                                      3.85%     6/3/1998              4,000         4,000
Lower Merion Township PA School Dist. GO                              5.00%    5/15/2023              5,450         5,336
Montgomery County PA GO                                              5.375%   10/15/2025              7,930         8,017
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pennsylvania Health System Obligated Group)              5.75%     1/1/2012              6,000         6,448
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pennsylvania Health System Obligated Group)              5.75%     1/1/2022             12,415        13,058
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pennsylvania Health System Obligated Group)             5.875%     1/1/2015              1,800         1,921
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)     4.00%     6/2/1998              6,850         6,850
Pennsylvania Housing Single Family Mortgage
   Finance Agency Rev.                                                6.90%     4/1/2017              5,640         5,999
Pennsylvania Housing Single Family Mortgage
   Finance Agency Rev.                                                7.55%     4/1/2016              2,955         3,101
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. of Philadelphia)                                 4.00%     6/2/1998 LOC          5,300         5,300
St. Mary's Hosp. Auth. Bucks County PA  Rev.
   (Catholic Health System)                                          5.375%    12/1/2011              2,525         2,639
St. Mary's Hosp. Auth. Bucks County PA  Rev.
   (Catholic Health System)                                          5.375%    12/1/2013              2,340         2,415
Swarthmore Borough PA Auth. College Rev.                             7.375%    9/15/2018              2,200         2,255
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                      3.80%     6/3/1998 LOC            400           400
                                                                                                               -----------
                                                                                                                   75,039
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,693,116)                                                                                            1,821,063
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               32,123
Liabilities                                                                                                       (10,463)
                                                                                                               -----------
                                                                                                                   21,660
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 161,653,095 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                     $1,842,723
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.40
==========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $4,181,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see page 19.

--------------------------------------------------------------------------------------------------------------------------

                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,717,275       $10.62
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains                                                                   (2,439)        (.01)
 Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                                                             127,947          .79
   Futures Contracts                                                                                     (60)          --
==========================================================================================================================
 NET ASSETS                                                                                       $1,842,723       $11.40
==========================================================================================================================


KEY TO ABBREVIATIONS

CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 MONEY           INSURED
                                                                                                MARKET         LONG-TERM
                                                                                             PORTFOLIO         PORTFOLIO
                                                                                          -------------------------------
                                                                                           SIX MONTHS ENDED MAY 31, 1998
                                                                                          -------------------------------
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                   $29,769           $49,419
                                                                                          -------------------------------
        Total Income                                                                            29,769            49,419
                                                                                          -------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                               108               118
        Management and Administrative                                                            1,288             1,351
        Marketing and Distribution                                                                 295               216
    Custodian Fees                                                                                  11                11
    Auditing Fees                                                                                    5                 4
    Shareholders' Reports                                                                           14                19
    Annual Meeting and Proxy Costs                                                                   2                 3
    Trustees' Fees and Expenses                                                                      2                 2
                                                                                          -------------------------------
        Total Expenses                                                                           1,725             1,724
        Expenses Paid Indirectly--Note C                                                           (11)              (11)
                                                                                          -------------------------------
        Net Expenses                                                                             1,714             1,713
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           28,055            47,706
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                      36             3,929
    Futures Contracts                                                                               --              (988)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                   36             2,941
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                           --            16,680
    Futures Contracts                                                                               --                31
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                    --            16,711
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $28,091           $67,358
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                              MONEY MARKET                        INSURED LONG-TERM
                                                                PORTFOLIO                             PORTFOLIO
                                                    -------------------------------       -------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                    MAY 31, 1998      NOV. 30, 1997       MAY 31, 1998     NOV. 30, 1997
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $    28,055        $    50,219        $    47,706       $    90,336
    Realized Net Gain (Loss)                                  36                (44)             2,941            (2,333)
    Change in Unrealized Appreciation (Depreciation)          --                 --             16,711            14,002
                                                     --------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     28,091             50,175             67,358           102,005
                                                     --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (28,055)           (50,219)           (47,706)          (90,336)
    Realized Capital Gain                                     --                 --                 --            (9,435)
                                                     --------------------------------------------------------------------
        Total Distributions                              (28,055)           (50,219)           (47,706)          (99,771)
                                                     --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             1,024,488          1,721,948            195,272           307,829
    Issued in Lieu of Cash Distributions                  25,859             45,994             32,871            69,664
    Redeemed                                            (975,421)        (1,541,322)          (151,390)         (284,646)
                                                     --------------------------------------------------------------------
        Net Increase from Capital Share Transactions      74,926            226,620             76,753            92,847
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        74,962            226,576             96,405            95,081
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                1,597,958          1,371,382          1,746,318         1,651,237
                                                     --------------------------------------------------------------------
    End of Period                                     $1,672,920         $1,597,958         $1,842,723        $1,746,318
=========================================================================================================================

Shares Issued (Redeemed)
    Issued                                             1,024,488          1,721,948             17,134            27,683
    Issued in Lieu of Cash Distributions                  25,859             45,994              2,888             6,259
    Redeemed                                            (975,421)        (1,541,322)           (13,303)          (25,593)
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                74,926            226,620              6,719             8,349
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 1998        1997        1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00       $1.00        $1.00        $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .017        .034        .033         .036         .025          .024
    Net Realized and Unrealized Gain (Loss)
        on Investments                                --          --          --           --           --            --
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            .017        .034        .033         .036         .025          .024
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.017)      (.034)      (.033)       (.036)       (.025)        (.024)
    Distributions from Realized Capital Gains         --          --          --           --           --            --
                                                  ------------------------------------------------------------------------
        Total Distributions                        (.017)      (.034)      (.033)       (.036)       (.025)        (.024)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00       $1.00        $1.00        $1.00         $1.00
==========================================================================================================================

TOTAL RETURN                                       1.70%       3.49%        3.36%        3.69%        2.57%        2.38%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,673      $1,598       $1,371       $1,200       $1,105         $935
    Ratio of Total Expenses to
        Average Net Assets                        0.21%*       0.20%        0.19%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to
        Average Net Assets                        3.38%*       3.42%        3.30%        3.62%        2.55%        2.35%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                INSURED LONG-TERM PORTFOLIO
                                                                                  YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED     ------------------------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 1998      1997          1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.27     $11.26        $11.28       $10.07       $11.36       $10.96
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .301       .598          .606         .612         .625         .631
    Net Realized and Unrealized Gain (Loss)
        on Investments                              .130       .074          .017        1.210       (1.211)        .624
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            .431       .672          .623        1.822        (.586)       1.255
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.301)     (.598)        (.606)       (.612)       (.625)       (.631)
    Distributions from Realized Capital Gains         --      (.064)        (.037)          --        (.079)       (.224)
                                                  -----------------------------------------------------------------------
        Total Distributions                        (.301)     (.662)        (.643)       (.612)       (.704)       (.855)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.40     $11.27        $11.26       $11.28       $10.07       $11.36
=========================================================================================================================

TOTAL RETURN                                       3.85%      6.21%         5.77%       18.48%       -5.44%       11.90%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,843     $1,746        $1,651       $1,569       $1,299       $1,496
    Ratio of Total Expenses to
        Average Net Assets                        0.20%*      0.18%         0.19%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to
        Average Net Assets                        5.29%*      5.37%         5.47%        5.63%        5.76%        5.61%
    Portfolio Turnover Rate                         20%*         9%           13%          12%          16%          14%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures

(or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital aggregating $195,000 to Vanguard (included in Other Assets), representing 1.0% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1998, custodian fee offset arrangements reduced expenses of the Money Market and Insured Long-Term Portfolios by $11,000 and $11,000, respectively.

D. During the six months ended May 31, 1998, the Insured Long-Term Portfolio purchased $207,663,000 of investment securities and sold $173,610,000 of investment securities, other than temporary cash investments.

      Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 1997, the Insured Long-Term Portfolio had available a capital loss carryforward of $532,000 to offset future net capital gains through November 30, 2005.

E. At May 31, 1998, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $127,947,000, consisting of unrealized gains of $128,205,000 on securities that had risen in value since their purchase and $258,000 in unrealized losses on securities that had fallen in value since their purchase.

      At May 31, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized depreciation were:

------------------------------------------------------------------------------------------------
                                                                           (000)
                                                            ------------------------------------
                                                              AGGREGATE
                                       NUMBER OF             SETTLEMENT            UNREALIZED
PORTFOLIO/FUTURES CONTRACTS         SHORT CONTRACTS             VALUE             DEPRECIATION
------------------------------------------------------------------------------------------------
Insured Long-Term/
   U.S. Treasury Note                     100                  $11,313                $(60)
------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund


Q772-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.